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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of report: June 14, 2002


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                     1-9645                  74-1787536
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


   200 East Basse Road, San Antonio, Texas                        78209
  (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (210) 822-2828


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ITEM 5. OTHER EVENTS.

         On June 14, 2002, Clear Channel Communications, Inc., a Texas corporation (the "Company"), and The Ackerley Group, Inc., a Delaware corporation ("Ackerley"), issued a joint press release announcing that a wholly owned subsidiary of the Company has merged with and into Ackerley, with Ackerley continuing as the surviving corporation and as a wholly owned subsidiary of the Company.

         Reference is made to the joint press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                 99.1 Joint Press Release of Clear Channel Communications, Inc. and The Ackerley Group, Inc. issued June 14, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CLEAR CHANNEL COMMUNICATIONS, INC.


Date: June 14, 2002                 By: /s/ HERBERT W. HILL JR.
                                        ----------------------------------------
                                            Herbert W. Hill, Jr.:
                                            Sr. Vice President/Chief Accounting
                                            Officer:


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER    DESCRIPTION
------    -----------

99.1      Joint Press Release of Clear Channel Communications, Inc. and The
          Ackerley Group, Inc. issued June 14, 2002.